                                                                   EXHIBIT 10.30

                                  AMENDMENT TO
              MICROSOFT CORPORATION/WEBTV SHOPPING INSERTION ORDER

This Amendment is made pursuant to that certain Microsoft Corporation/WebTV Shopping Insertion Order (the "Agreement") dated September 15, 2000 by and between Microsoft Corporation ("Microsoft") and RedEnvelope, Inc. ("Company") and confirms the terms pursuant to which Company will participate in the MSN Shopping Channel ("eShop") and WebTV Service Shopping Center ("WebTV").

Microsoft and Company hereby agree to modify the Agreement as follows, effective immediately:

1. All references to "MS" and "Advertiser" in the Agreement shall be deemed deleted, and the words "Microsoft" and "Company" shall respectively be deemed inserted therein.

2. The parties agree that the Term, Total Fees and Order Summary outlined in the Agreement shall be deemed deleted, and such elements shall be amended and deemed inserted as set forth below:

ACCOUNT EXECUTIVE:        KERRY BENJAMIN
EMAIL:       KERRYB

------------------------------------------------------------------------------------------
    COMPANY:         RedEnvelope, Inc.              AGENCY:
------------------------------------------------------------------------------------------
    CONTACT:         Chas Akers                     CONTACT:
                     201 Spear St. Suite 300
                     SF, CA 94105

------------------------------------------------------------------------------------------
SITE URL:            www.redenvelope.com         TERM:        July 1, 2001 - June 30, 2002
------------------------------------------------------------------------------------------
                                                 TOTAL FEES:  See Exhibit 1 - B
------------------------------------------------------------------------------------------

         Order Summary (see Exhibit 1-A attached):

-------------------------------------------------------------------------------------------------------------------
   AD ELEMENTS                         ORDER TOTAL        MONTHLY GUARANTEED FEE       TOTAL ESTIMATED AD REQUESTS
-------------------------------------------------------------------------------------------------------------------
[*] PLACEMENTS                       See Exhibit 1-B         See Exhibit 1-B                   [*]
[*}
-------------------------------------------------------------------------------------------------------------------

[*] PLACEMENTS                       Included                     n/a                          [*]
[*]
-------------------------------------------------------------------------------------------------------------------

3. MAKE-GOOD POLICY: The parties agree that the following sentence shall be deleted from Section 4.A of the Agreement: If MS fails to deliver the agreed upon number of ad requests during the agreed upon period pursuant to subsection (i) or (ii) above, Advertiser's sole remedy for such failure will be the extension of the period until the agreed upon number of ad requests (or other ad requests as the parties may agree) are provided.

4. CANCELLATION: The parties agree that Section 6 of the Agreement shall be deemed deleted, and the following shall be deemed inserted therein:

         If either Microsoft or Company defaults under this Agreement, the non-defaulting party will notify the other in writing. If the failure is not cured within five (5) business days after written notice is received by the notified party, the non-defaulting party may terminate this Agreement immediately with no further obligation to the notified party. Upon termination or expiration of this Agreement, other than by Company due to an uncured default by Microsoft, Company will immediately pay Microsoft any amounts of The Fee not yet paid, however, Microsoft will be entitled to payment of Total Fees if it has provided [*] ([*]) or more clicks to Company. If Company terminates due to an uncured default by Microsoft, Company will be solely obligated to render payment to Microsoft through the effective date of termination.

5.       COMPANY REPORTING: In addition to the obligations set forth in
         Section 7 of the Agreement, Company agrees to the following:

         If Company participates in a seasonal or other Microsoft promotion during the Term, Company shall develop, implement and maintain the technology required to track usage of the Company site by users linking to the Company site from [ * ],

MICROSOFT CONFIDENTIAL                                          [MICROSOFT LOGO]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

         [ * ] and/or any other Microsoft site, and will provide Microsoft with reports detailing the qualifying transaction activity including but not limited to, the total number of qualifying transactions per customer check-out, and the URL for the corresponding order confirmation page on Company's site Company agrees to keep all usual and accurate records necessary to verify such promotion reporting under this section.

6. USE OF NAME OR MARKS: Each party hereby grants to the other the right during the Term to use, reproduce and publish the names and logos of the other party solely in the manner contemplated by this Agreement. Company must use the Microsoft names and logos in accordance with the names and logo guidelines set forth at http://www.microsoft.com/trademarks/t-mark/MS-Guide.htm as such guidelines may be updated by Microsoft from time to time. Company shall provide Company logos in accordance with the logo specifications required by Microsoft. Each party shall retain all interest in its logos, trade names, trademarks or service marks.

7.       COMPANY OBLIGATIONS: In addition to the obligations set forth in
         Section 11 of the Agreement, Company agrees to the following:

         A. Company will make reasonable efforts to review the standard Microsoft Passport Wallet Service Agreement and Microsoft Passport SDK License and Single Sign-In Service Agreement promptly following the execution of this Agreement. Company agrees to upgrade current Microsoft Passport wallet service known as PPEP and will make that service available under existing referring URL restrictions, no later than November 15, 2001. Company will make reasonable efforts to deploy Microsoft Passport SDK License and Single Sign-In service within a reasonable time frame during the Term. In the event Company's review indicates that either SDK or SSI fails to deliver a satisfactory user experience or does not comply with the current functionality of Company's site, Microsoft will release Company from any further obligation to integrate any similar technology for the remainder of the Term. If Company has not deployed such Microsoft Passport services prior to implementing additional third party wallet technologies on Company's site, Microsoft Passport services will, upon deployment, receive a location and size at least as prominent as such third party wallet technology.

         B. For each category in which Company has placement (i.e., the "Desktop" category of the Hardware sub-department), Company will provide Microsoft with a minimum of fifty (50) sku's for MSN users ("Offers") throughout the Term. Offers may include, but not be limited to, Company's products or other compelling offers to increase MSN user response and Company's sales;

         C. Company will provide Microsoft with a minimum of six (6) optimized, exclusive offers for MSN Users ("Exclusive
                  Offers") throughout the Term. Exclusive Offers may include, but not be limited to: (i) pervasive merchant discounts (i.e., dollar or percentage discounts off Company's entire inventory, a specific category or any large set of products); (ii) offer-specific discounts (i.e., an exclusive discount of a specific sku for MSN users); (iii): channel specific offers (i.e., offers exclusive to MSN users during the entire offer period or presented to MSN users in advance of an offering via another portal or channel); and/or (iv) bundled offers (i.e., offers tied to the purchase of another item [buy a 32" TV and receive a discount on a DSS receiver]);

         D. During sessions generated by users accessing Company's site from MSN, Company will maintain a Microsoft eshop frame ("Frame"). Such Frame will: (i) be in a format designated by Microsoft; (ii) include links back to eShop and MSN Search,;
                  (iii) will not include links to other eShop merchants; and
                  (iv) be subject to change;

         E. Company will cookie (as such term is commonly understood in the technology industry) MSN users. Such cookie will enable MSN users to file an order either. (i) immediately upon linking to Company's site from MSN; or (ii) within thirty (30) days after the cookie is issued upon linking to Company's site from MSN or any third party site. Company will credit Microsoft for orders from such MSN users, provided that such user places an order before the cookie expires;

         F. Company will at its sole discretion maintain a "on MSN" logo and URL on e-mail communications to its customers and Company's catalogs and packing materials in shipped boxes per Microsoft specifications; and

         G. Company shall not implement and/or use technology which prohibits users from using the "Back" button on such user's browser to return to the prior site and/or any Microsoft site.

(Signature page follows)

MICROSOFT CONFIDENTIAL

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Except as specifically modified herein or in prior amendments, all other terms and conditions of the Agreement shall remain in full force and effect. Whereby the parties enter into this Amendment as of the later of the two signatures dates below.

Microsoft                                    Company
MICROSOFT CORPORATION                        REDENVELOPE, INC.

One Microsoft Way                            201 Spear St. Suite 300
Redmond, WA 98052-6399                       San Francisco, CA 94105

By /s/ [ILLEGIBLE]                           /s/ Martin W. McClanan
   -------------------------                 -----------------------------------
(Sign)                                       (Sign)

[ILLEGIBLE]                                  Martin W. McClanan
----------------------------                 -----------------------------------
Name (Print)                                 Name (Print)

Unit Manager                                 Chief Executive Officer
----------------------------                 -----------------------------------
Title                                        Title

9/24/01                                      08/02/01
----------------------------                 ----------------------------------
Date                                         Date

PROGRAM CONTACT: See Account Executive above

MICROSOFT CONFIDENTIAL

                                  EXHIBIT 1-A

[*]                                 AD ELEMENTS                                          PROJ
                                                                                      IMPRESSIONS
                                                                                       (000,000)
[*                              [*                                                    [*
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*                               *                                                     *
*]                              *]                                                    *]

MICROSOFT CONFIDENTIAL

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[*                    [*                                                      [*
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *                     *                                                       *
 *]                    *]                                                      *]

                                                                              PROJ
                                                                          IMPRESSIONS
[*]                     AD ELEMENTS                                        (000,000)
[*]
[*                    [*                                                    [*
 *                     *                                                     *
 *                     *                                                     *
 *                     *                                                     *
 *                     *                                                     *
 *                     *                                                     *
 *                     *                                                     *
 *                     *                                                     *
 *                     *                                                     *
 *]                    *                                                     *
                       *                                                     *
[*]                    *                                                     *
[*                     *                                                     *
 *]                    *                                                     *
                       *                                                     *
[*]                    *                                                     *
[*                     *                                                     *
 *                     *                                                     *
 *]                    *]                                                    *]


MICROSOFT CONFIDENTIAL

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                                         PROJ
                                                                                      IMPRESSIONS
[*]                              AD ELEMENTS                                           (000,000)
[*]

[*]                             [*]                                                   [*]

                                                                                         PROJ
[*                                                                                   IMPRESSIONS
 *]                               AD ELEMENTS                                          (000,000)
[*

 *                              [*                                                     [*
 *                               *                                                      *

 *                               *                                                      *
 *                               *                                                      *

 *

 *                               *                                                      *
 *                               *                                                      *

 *

 *                               *                                                      *
 *                               *                                                      *

 *

 *]                              *]                                                     *]

[*] (including [*], [*] and [*]) ad requests are estimates for each site. The actual ad request deliveries per MSN channel may differ from estimates, however, the total number of ad requests are guaranteed.

Failure by Microsoft to meet a particular cost per acquisition or a certain return on investment metric and/or provide a certain number of ad requests shall not be deemed a breach of this Agreement or entitle Company to any legal remedy.

MICROSOFT CONFIDENTIAL

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT - B

The Total Fees shall be comprised of the following elements:

     A. Fee. Company will pay Microsoft a flat fee of [*] dollars (US$[*]) (the "Fee") in consideration for the guaranteed delivery of [*] ([*]) click thrus derived solely from the elements set forth in Exhibit 1-A. The Fee is a non-refundable, guaranteed payment to Microsoft. The Fee will be rendered to Microsoft in twelve (12) monthly installments. The first payment hereunder is due when this Agreement is signed and returned to Microsoft. Microsoft will invoice Company for each month's payment, and Company will pay such invoiced amounts within 30 days following the date of such invoice.

     B. Click fee. During the Term, Microsoft will guarantee to deliver clicks to Company's site. After Microsoft provides [*] clicks ([*]) to Company's site, Company will pay Microsoft a per click fee for each click thereafter as set forth below:

=======================================================================
                                                     POSSIBLE CLICK
    CLICKS                    CLICK FEE                   FEES
-----------------------------------------------------------------------
[*]                             $ [*]                 $ [*]
-----------------------------------------------------------------------
[*]                             $ [*]                 $ [*]
-----------------------------------------------------------------------
[*]                             $ [*]                 $ [*]
-----------------------------------------------------------------------
TOTAL MAXIMUM CONTRACT VALUE
(INCLUDING [*] FEE)                                   $ [*]
=======================================================================

     C. Click Terms.

         (i)      Clicks will be delivered from the placements set forth in
                  Exhibit 1-A, the [*], [*] placements, or any other [*] placements. Notwithstanding the foregoing, Microsoft will obtain Company's prior approval if it intends to provide more than [*]([*])[*] placements in any given month of the Term, with the exception of December, February and May, when Microsoft shall have the right to provide up to [*]([*]) such placements. Microsoft will not provide clicks from alternate placements, unless such placements are agreed upon in writing by the parties. Company reserves the right to negotiate terms for any alternate placement.

         (ii) The parties will meet on a monthly basis during the Term to monitor and manage clicks. Following each such meeting, the parties may revise the placements in an effort to optimize total clicks.

         (iii) Total clicks hereunder will be based solely on Microsoft's tracking reports.

         (iv) Company will be billed for clicks actually delivered by Microsoft, however, in no event will Microsoft be required to refund or otherwise return to Company any portion of the Fee. Company will render such click fees to Microsoft within thirty
                  (30) days after the date of each invoice.

         (v) Microsoft is not obligated to deliver such clicks evenly during the Term.

         (vi) Company agrees that Microsoft's reporting will be the basis for click fee billing. Microsoft will account for clicks on a monthly basis, and will report such click activity to Company during the Term.

         (vii) If Microsoft fails to provide [*] ([*]) clicks during the Term, Company's sole remedy for such failure will be the extension of the Term until such clicks are provided.

         (viii) If Microsoft falls short of any estimated monthly click allocation amount (as such benchmarks are set forth in Exhibit 1-C, attached hereto) by more than [*] percent ([*]%), Company will have the right to terminate the click portion of this Agreement upon sixty (60) days' written notice to Microsoft, Following Microsoft's receipt of such notice, Microsoft will have the right to cure such shortfall. If Microsoft remedies the click shortfall thru mutually agreed upon placements prior to the proposed effective date of click termination, the parties agree that Company's prior notice to terminate the click portion of this Agreement shall be deemed rescinded. If Company terminates the click portion of this Agreement pursuant to this Section 1.C.viii, the parties will be relieved of their respective obligations solely with regard to clicks, except Company shall remain obligated to render payment of any amount properly due Microsoft pursuant to
                  Exhibit 1-B, Section B through the effective date of click termination.

MICROSOFT CONFIDENTIAL

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT 1-C

                            MONTHLY CLICK ALLOCATION

======================================
MONTH               ESTIMATED CLICKS
--------------------------------------
July 2001                    [*
--------------------------------------
August 2001                   *
--------------------------------------
September 2001                *
--------------------------------------
October 2001                  *
--------------------------------------
November 2001                 *
--------------------------------------
December 2001                 *
--------------------------------------
January 2002                  *
--------------------------------------
February 2002                 *
--------------------------------------
March 2002                    *
--------------------------------------
April 2002                    *
--------------------------------------
May 2002                      *
--------------------------------------
June 2002                     *
--------------------------------------
CONTRACT TOTAL                *]
======================================

MICROSOFT CONFIDENTIAL

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.